UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

--------------------------------------------------------------------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 26,2005
                                                           -----------


                                 BIOFIELD CORP.
                 ----------------------------------------------
                 (Name of Small Business issuer in its charter)


            Delaware                     000-27848               13-3703450
-------------------------------         -----------          ------------------
(State or other jurisdiction of         (Commission             (IRS Employer
 incorporation or organization)          file No.)           Identification No.)


                1025 Nine North Drive, Alpharetta, Georgia 30004
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (770) 740-8180
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 25, 2005 the Company was informed that it is in default on interest payments for the $1,200,000.00 revolving line of credit with the California Bank & Trust. If payments can not be made the bank may liquidate the collateral provided to the bank by Dr. Long and certain of his affiliates.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 26, 2005

                                       BIOFIELD CORP.


                                       By: /s/ JOHN STEPHENS
                                           -------------------------------------
                                           Name:   John Stephens
                                           Title:  Chief Operating Officer



                                       3